UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: April 4, 2019

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-8841	NEXTERA ENERGY, INC.	59-2449419
700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

On April 4, 2019, NextEra Energy Capital Holdings, Inc. (NEECH), a wholly-owned subsidiary of NextEra Energy, Inc. (NEE), sold $1.0 billion principal amount of its 2.90% Debentures, Series due April 1, 2022, $900 million principal amount of its 3.15% Debentures, Series due April 1, 2024, $300 million principal amount of its 3.25% Debentures, Series due April 1, 2026 and $500 million principal amount of its 3.50% Debentures, Series due April 1, 2029 (collectively, the Debentures), which are guaranteed by NEE. The Debentures were registered under the Securities Act of 1933 pursuant to Registration Statement Nos. 333-226056, 333-226056-01 and 333-226056-02. This Current Report on Form 8-K is being filed to report as exhibits certain documents in connection with the sale of the Debentures.

In addition, on April 4, 2019, NEECH sold $500 million principal amount of its Series O Junior Subordinated Debentures due May 1, 2079 (Junior Subordinated Debentures). The Junior Subordinated Debentures bear interest at a rate of 5.65%, payable semi-annually, until May 1, 2029 and thereafter will bear interest at a rate equal to three-month LIBOR plus 3.156%, reset quarterly, payable on February 1, May 1, August 1 and November 1 of each year. The Junior Subordinated Debentures are guaranteed on a subordinated basis by NEE. The Junior Subordinated Debentures were registered under the Securities Act of 1933 pursuant to Registration Statement Nos. 333-226056, 333-226056-01 and 333-226056-02. This Current Report on Form 8‑K is being filed to report as exhibits certain documents in connection with the sale of the Junior Subordinated Debentures.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
4(a)	Officer's Certificate of NextEra Energy Capital Holdings, Inc., dated April 4, 2019, creating the 2.90% Debentures, Series due April 1, 2022
4(b)	Officer's Certificate of NextEra Energy Capital Holdings, Inc., dated April 4, 2019, creating the 3.15% Debentures, Series due April 1, 2024
4(c)	Officer's Certificate of NextEra Energy Capital Holdings, Inc., dated April 4, 2019, creating the 3.25% Debentures, Series due April 1, 2026
4(d)	Officer's Certificate of NextEra Energy Capital Holdings, Inc., dated April 4, 2019, creating the 3.50% Debentures, Series due April 1, 2029
4(e)	Officer's Certificate of NextEra Energy Capital Holdings, Inc. and NextEra Energy, Inc., dated April 4, 2019, creating the Series O Junior Subordinated Debentures due May 1, 2079
5(a)(i)	Opinion and Consent, dated April 4, 2019, of Squire Patton Boggs (US) LLP, counsel to NextEra Energy, Inc. and NextEra Energy Capital Holdings, Inc., with respect to the Debentures
5(a)(ii)	Opinion and Consent, dated April 4, 2019, of Squire Patton Boggs (US) LLP, counsel to NextEra Energy, Inc. and NextEra Energy Capital Holdings, Inc., with respect to the Junior Subordinated Debentures
5(b)(i)	Opinion and Consent, dated April 4, 2019, of Morgan, Lewis & Bockius LLP, counsel to NextEra Energy, Inc. and NextEra Energy Capital Holdings, Inc., with respect to the Debentures
5(b)(ii) and 8	Opinion and Consent, dated April 4, 2019, of Morgan, Lewis & Bockius LLP, counsel to NextEra Energy, Inc. and NextEra Energy Capital Holdings, Inc., with respect to the Junior Subordinated Debentures

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 4, 2019

NEXTERA ENERGY, INC.
(Registrant)

JAMES M. MAY
James M. May Vice President, Controller and Chief Accounting Officer

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